SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING TARGET DATE RETIREMENT FUNDS
Allspring Target Today Fund
Allspring Target 2010 Fund
Allspring Target 2015 Fund
Allspring Target 2020 Fund
Allspring Target 2025 Fund
Allspring Target 2030 Fund
Allspring Target 2035 Fund
Allspring Target 2040 Fund
Allspring Target 2045 Fund
Allspring Target 2050 Fund
Allspring Target 2055 Fund
Allspring Target 2060 Fund
(each a “Fund”, together the “Funds”)

At a meeting held on December 16, 2021, the Board of Trustees of Allspring Funds Trust (the “Trust”) unanimously approved the termination of the Amended and Restated Agreement and Plan of Reorganization with respect to the merger (each, a “Reorganization”) of each Allspring Target Date Fund into a corresponding Allspring Dynamic Target Date Fund and the abandonment of the Reorganizations.

December 17, 2021	TDR121/P607SP